Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2015 First Quarter Update Northpoint Central, Houston, TX

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; conflicts of interest arising out of our relationships with our advisor and its affiliates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.

Agenda Notable Events Financial Review Portfolio Updates Questions Central European Portfolio

Notable Events Las Colinas Commons, Irving (Dallas), TX Frisco Square On-budget and on-schedule with construction activity Expect Ablon at Frisco Square multifamily development to be completed by year-end 2015 or early 2016 Expect public parking garage to be completed by end of summer Chase Park Plaza Planning the conversion of under-utilized meeting space to retail use Considerable leasing interest from prospective tenants Continuing to pursue opportunities to dispose of assets

Financial Review Cash Position Debt (in millions) Mar. 31, 2014 Dec. 31, 2014 Cash and cash equivalents $26.3 $35.0 Restricted cash 8.4 8.1 Total $34.7 $43.1 (in millions) Mar. 31, 2014 Dec. 31, 2014 Total debt obligations $153.2 $153.6 Total liabilities $181.3 $180.5 Frisco Square, Frisco (Dallas), TX

Loan Summary Schedule – Consolidated Debt (Dollars in thousands) Mar. 31, Interest Maturity Percentage Description 2015 Rate Date of Total Northborough Tower (1) 18,932 $ 5.67% 01/11/16 12.3% Royal Island 13,872 15.00% 10/10/16 9.1% Northpoint Central 15,509 5.15% 05/09/17 10.1% Las Colinas Commons 11,437 5.15% 05/09/17 7.5% 62,500 4.95% 08/11/17 40.8% Frisco Square 30,936 30-day LIBOR + 3% (2) 02/01/18 20.2% 153,186 $ Unconsolidated Notes (100%) Central Europe Joint Venture 57,994 $ (3) (1) Includes mark-to-market of $0.1 million (2) 30-day LIBOR was 0.18% at March 31, 2015. (3) 100% of debt balance of €53,451 at fx rate of 1.085. Chase Park Plaza Hotel and Chase - The Private Residences

Loan Summary Schedule – Central Europe JV Central Europe Loans (by Collateral Pool) % of Total Lender Maturity Date 3/31/2015 fx 1.085 Logistics Michalovce 23.55% Lone Star Forbearance € 12,588,093 $ 13,658,081 (1) (2) Retail INEX Witawa 10.48% Lone Star Forbearance € 5,599,720 $ 6,075,696 (1) (2) Logistics Cestlice 3.64% CSOB 6/30/2015 € 1,945,537 $ 2,110,908 (1) Logistics Everet 2.85% HSBC 3/31/2016 € 1,525,732 $ 1,655,419 (1) Retail Fairway 20.07% HSBC 3/31/2016 € 10,727,250 $ 11,639,066 (1) Retail Alpha Plus 5.48% CSOB 12/31/2016 € 2,927,825 $ 3,176,690 Retail CZ 14.49% CSOB 12/31/2016 € 7,742,349 $ 8,400,449 Logistics Modletice 4.54% Unicredit 9/30/2017 € 2,429,315 $ 2,635,807 Retail Beta Plus 7.43% CSOB 12/31/2017 € 3,971,398 $ 4,308,967 Retail Ceske Budejovice 3.86% CSOB 12/31/2017 € 2,063,717 $ 2,239,133 Retail Cerny Most 3.61% Unicredit 12/31/2018 € 1,930,050 $ 2,094,104 100.00% € 53,450,986 $ 57,994,320 (1) €32.4 million, or approximately 60% of the Central Europe debt has matured or matures in the next 12 months. (2) The two Lone Star loans (formerly IBRC) secured by Logistics Michalovce and INEX Witawa are currently in a state of undocumented forbearance

Frisco Square Alexan Black Mountain Las Colinas Commons Northpoint Central Northborough Tower The Lodge & Spa at Cordillera Central European Portfolio Royal Island Chase Park Plaza Hotel Portfolio Investments

Frisco Square Frisco (Dallas), Texas Construction of Ablon at Frisco Square multifamily community Third-party construction of office building Construction of parking garages Frisco Square, Frisco (Dallas), TX

Chase Park Plaza St. Louis, Missouri Under-performed compared with first quarter 2014 due to a decline in group business Revenues: -2% RevPAR: -0.6% Occupancy rate: +0.5 pct. pts. NOI: -21.4% Management company is forecasting improving trends for the remainder of the year Planning conversion of under-utilized meeting space for retail use Strong leasing interest from prospective tenants Chase Park Plaza, St. Louis, MO

Northpoint Central Houston, Texas 95%-leased to multiple tenants Renewed both leases that expire in 2015 Impact Exxon move; job cuts and space reductions Plan to market for sale in 2015 Texas Office Properties Houston/Dallas, Texas Las Colinas Commons Irving (Dallas), Texas 76%-leased to multiple tenants Plan to market for sale in 2015 Northborough Tower Houston, Texas Leased to single tenant We believe tenant may vacate in 2015 Impact of Exxon move; job cuts and space reductions Plan to market for sale in 2015

Central European Portfolio Poland, Czech Republic, Slovakia, Hungary Property in Hungary was sold on February 1, 2015 20 properties remaining in Central Europe portfolio Valuations remain depressed JV partner expects to sell remaining assets through individual and/or portfolio sales in 2015 and 2016 Central European Portfolio

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